UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2004

TradeStation Group, Inc.
(Exact name of registrant as specified in its charter)

FLORIDA	0-31049	65-0977576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8050 S.W. 10th Street, Suite 4000, Plantation, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 652-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

TradeStation Group, Inc. (the “Company”) reported its financial results for its third quarter ended September 30, 2004. The Company also released, along with its results, a Business Outlook for the 2004 fourth quarter. A copy of the Company’s press release issued on October 14, 2004 concerning the foregoing results and the Business Outlook for the 2004 fourth quarter is furnished as part of this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit Description
99	Press Release dated October 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADESTATION GROUP, INC.

Date: October 14, 2004	By:	/s/ David H. Fleischman
David H. Fleischman
Chief Financial Officer,
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99	Press Release dated October 14, 2004.

4